Short-Term Borrowings	9 Months Ended
Sep. 30, 2020
Short Term Borrowings Disclosure [Abstract]
Short-Term Borrowings

17. SHORT-TERM BORROWINGS

Demand Facilities

The Company has uncommitted demand facilities of $1.6 billion in place, of which $600 million may be drawn for general purposes, or the full amount can be available to issue letters of credit. As at September 30, 2020, no amount was drawn on these facilities (December 31, 2019 – $nil) and there were outstanding letters of credit aggregating to $457 million (December 31, 2019 – $364 million).

WRB Refining LP (“WRB”) has uncommitted demand facilities of US$300 million (the Company’s proportionate share – US$150 million) available to cover short-term working capital requirements. As at September 30, 2020, US$205 million was drawn on the facilities, of which US$103 million (C$137 million) was the Company’s proportionate share (December 31, 2019 – $nil).